SMITH BARNEY SMALL CAP BLEND FUND, INC.

Supplement dated September  11, 2000 to
Prospectus dated April  28, 2000



	Effective September 11, 2000, the Board of Directors of the Smith Barney Small Cap Blend Fund, Inc. has approved a name change for the Fund, to Smith Barney Small Cap Core Fund, Inc. This name change does not represent a change in either investment objective or investment policies.



FD02011

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